                            HINES HORTICULTURE, INC.
                               12621 JEFFREY ROAD
                                IRVINE, CA 92620


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

             -----------------------------------------------------
                  DATE:      JUNE 1, 2006
                  TIME:      1:00 P.M., CENTRAL DAYLIGHT TIME
                  PLACE:     THE PALMER HOUSE HILTON
                             17 EAST MONROE STREET
                             CHICAGO, IL 60603
             -----------------------------------------------------


To Our Stockholders:

         We invite you to attend our Annual Meeting of Stockholders for the following purposes:

         1. To elect six directors to serve until the next annual meeting and until their successors have been elected and qualified;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the 2006 fiscal year; and

         3. To transact such other business that may properly come before the meeting.


--------------------------------------------------------------------------------
        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                            EACH OF THESE PROPOSALS.
--------------------------------------------------------------------------------

         If you were a stockholder of record at the close of business on April 21, 2006, you may vote at the Annual Meeting.

         Your vote is important whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. This will ensure that your shares are voted as you wish and that a quorum will be present.

                                             By order of the Board of Directors,


                                             /S/  CLAUDIA M. PIEROPAN
                                             -----------------------------------
                                             Claudia M. Pieropan
                                             Secretary
Irvine, California
May 2, 2006

         ----------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
                TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN, DATE
                        AND MAIL THE ENCLOSED PROXY CARD.
         ----------------------------------------------------------------

                                                  PROXY STATEMENT

                                                 TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
QUESTIONS AND ANSWERS ABOUT VOTING...............................................................................1
     Why did you send me this Proxy Statement?...................................................................1
     How many votes do I have?...................................................................................1
     How do I vote? .............................................................................................1
     How do I vote by proxy?.....................................................................................1
     How do I vote in person?....................................................................................2
     If my shares are held in "street name" by my broker, will my broker vote my shares for me?..................2
     Can I change my vote or revoke my proxy after I have mailed my signed proxy card?...........................2
     Will there be any matters voted upon at the Annual Meeting other than those specified in the Notice of Annual Meeting?...........................................................................2
     How are votes counted?......................................................................................2
     How are proxies being solicited and who pays for the solicitation of proxies?...............................3
     If more than one shareowner lives in my household, how can I obtain an extra copy of the
         Company's 2005 Annual Report and this Proxy Statement?..................................................3

WHO CAN HELP ANSWER MY OTHER QUESTIONS?..........................................................................3

INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS.................................................4
     Who are Hines' Directors?...................................................................................4
     Who are Hines' Current Executive Officers?..................................................................5
     Security Ownership of Certain Beneficial Owners, Directors and Executive Officers...........................6
     Compensation of Directors and Executive Officers............................................................7
     Stock Option Grants During 2005.............................................................................9
     Securities Authorized for Issuance Under Equity Compensation Plans..........................................9
     Compensation Committee Report on Executive Compensation....................................................10
     Stock Performance Graph....................................................................................12
     Employment Agreements......................................................................................14
     About the Board and its Committees.........................................................................14
     Audit Committee Report.....................................................................................16
     Independent Registered Public Accounting Fees and Services.................................................16
     Certain Relationships and Related Party Transactions.......................................................17
     Section 16(a) Beneficial Ownership Reporting Compliance....................................................17

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD................................................................18
     PROPOSAL 1:  Election of Directors.........................................................................18
     PROPOSAL 2:  Ratification of Appointment of Independent Registered Public Accountants......................18
     Other Matters..............................................................................................18

INFORMATION ABOUT ADDITIONAL MATERIALS..........................................................................19

SUBMISSION OF STOCKHOLDER PROPOSALS AND
DIRECTOR NOMINATIONS FOR THE 2007 ANNUAL MEETING................................................................19

                            HINES HORTICULTURE, INC.
                               12621 JEFFREY ROAD
                                IRVINE, CA 92620

                                 PROXY STATEMENT

                       QUESTIONS AND ANSWERS ABOUT VOTING


Q:   WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: This Proxy Statement is being sent to you because the Board of Directors of Hines Horticulture, Inc. ("Hines" or the "Company") is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders to be held on June 1, 2006 at The Palmer House Hilton, 17 East Monroe Street, Chicago, IL 60603, at 1:00 P.M., Central Daylight time, and any postponements or adjournments thereof (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote on the matters expected to be voted on at the Annual Meeting. Stockholders of record as of the close of business on April 21, 2006 (the "Record Date") are entitled to vote. This Proxy Statement and the enclosed form of proxy are being sent on or about May 2, 2006 to those persons who are entitled to vote at the Annual Meeting.

Q:   HOW MANY VOTES DO I HAVE?

A: Each share of Hines common stock (the "Common Stock") that you own on the Record Date entitles you to one vote on each matter to be voted on at the Annual Meeting.

Q:   HOW DO I VOTE?

A:   You can vote on matters presented at the Annual Meeting in four ways.

     1. You can vote by marking, dating and signing your proxy and returning it by mail in the enclosed postage-paid envelope. If you are located outside the U.S., you should add the necessary postage to the enclosed envelope to assure delivery. In order to ensure that your vote is received on or prior to the date of the Annual Meeting, we recommend that your proxy card be returned to us by overnight mail.

     2. You can vote your proxy by calling the toll-free telephone number on the proxy card. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.

     3. You can vote your proxy by the Internet. The enclosed proxy card indicates the website you may access for Internet voting. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. You may incur costs such as telephone and Internet access charges if you vote by the Internet.

     4.   You can attend the Annual Meeting and vote in person.

Q:   HOW DO I VOTE BY PROXY?

A: If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted for the election of all nominees listed below and for the ratification of the appointment of PricewaterhouseCoopers LLP as Hines' independent registered public accountants for the 2006 fiscal year. As to any other business that may properly come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment.

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

Q:   HOW DO I VOTE IN PERSON?

A: If you attend the Annual Meeting, we will give you a ballot when you arrive. However, if you hold shares through a broker or other nominee, you must provide a legal proxy from the broker or nominee evidencing your authority to vote shares the broker held for your account at the close of business on April 21, 2006. You must contact your brokerage firm directly in advance of the annual meeting to obtain a legal proxy.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: If your broker does not have discretionary voting power with regards to a proposal, it will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to the Secretary of Hines at the Company's offices stating that you would like to revoke your proxy. Second, you can complete, sign and submit a new proxy card bearing a later date prior to the vote at the Annual Meeting. Third, you can attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q: WILL THERE BE ANY MATTERS VOTED UPON AT THE ANNUAL MEETING OTHER THAN THOSE SPECIFIED IN THE NOTICE OF ANNUAL MEETING?

A: Hines' management does not currently know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are properly brought before the meeting and Hines does not have notice of these matters a reasonable time prior to the Annual Meeting, all proxies will be voted in accordance with the recommendations of Hines' management.

Q:   HOW ARE VOTES COUNTED?

A: Stockholders of record of Hines' common stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of April 21, 2006, there were 22,072,549 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the Annual Meeting.

     Under Delaware law, if you have returned a valid proxy or attend the meeting in person, but abstain from voting, your stock will nevertheless be treated as present and entitled to vote. Your stock therefore will be counted in determining the existence of a quorum and, even though you have abstained from voting, will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting, such as the ratification of the appointment of PricewaterhouseCoopers LLP as Hines' independent registered public accountants for 2006.

     Under Delaware law, broker "non-votes" are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled vote has been cast. A non-vote may occur when a nominee holding shares of common stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Q:   HOW ARE PROXIES BEING SOLICITED AND WHO PAYS FOR THE SOLICITATION OF
     PROXIES?

A: Initially, Hines will solicit proxies by mail to each shareholder of record. Hines' directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries may solicit proxies by mailing material to or otherwise communicating with the beneficial owners of shares of Hines' common stock. Hines has also engaged ADP, Inc. to assist in communicating with these institutions and forwarding solicitation materials, for a fee of approximately $7,000 plus the reimbursement of expenses. Hines will pay all expenses of solicitation of proxies.

Q: IF MORE THAN ONE SHAREOWNER LIVES IN MY HOUSEHOLD, HOW CAN I OBTAIN AN EXTRA COPY OF THE COMPANY'S 2005 ANNUAL REPORT AND THIS PROXY STATEMENT?

A: Our 2005 Annual Report and financial statements have been mailed to shareholders with this Proxy Statement. Only one Annual Report and Proxy Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions. Shareholders sharing the same address who wish to receive a separate Annual Report and Proxy Statement in the future can request delivery of single copies of Annual Reports and Proxy Statements by contacting Hines' corporate services,
     Attention: Denise Baharie, at 12621 Jeffrey Road, Irvine, CA 92620 (toll free number: 800-444-4499).



                     WHO CAN HELP ANSWER MY OTHER QUESTIONS?
        If you have more questions about voting or wish to obtain another proxy card, you should contact:
                            HINES' CORPORATE SERVICES
                              ATTN: DENISE BAHARIE
                                    Toll Free
                                 1-800-444-4499

        INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

     Directors are elected at the Annual Meeting of Stockholders to serve until the next annual meeting and until a successor is duly elected and qualified. Executive officers are elected annually by the Board and serve at the discretion of the Board. Currently, the Company has a six member board of directors. Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the six nominees listed below. If any nominee should become unable or unwilling to serve at the time of the Annual Meeting, the persons named in the proxy will vote for the election of such other person or persons as the board of directors recommends, if any. Hines has no reason to believe that any of the six nominees listed below will be unable to serve if elected. The following sets forth certain information concerning each of Hines' directors, each of whom is a nominee for election to the Board of Directors, and Hines' executive officers:

WHO ARE HINES' DIRECTORS?

ROBERT A. FERGUSON                                                       Age: 48

     Mr. Ferguson has served as President and Chief Executive Officer and as a director of Hines since March 2004. Mr. Ferguson served as Acting Chief Executive Officer and President and Chief Operating Officer of Hines and Hines Nurseries, a wholly-owned subsidiary of Hines, from August 2003 until March 2004. He served as Chief Operating Officer and Acting President of Hines and Hines Nurseries, from February 2003 to August 2003. Mr. Ferguson served as President of the Nursery Division for Hines Nurseries from June 2000 to February 2003. He served as Vice President of the Hines Nurseries Southern Region from January 1999 to June 2000. Prior to that, Mr. Ferguson served with us in various site, production and sales management positions since 1983.

G. RONALD MORRIS                                                         Age: 69

     Mr. Morris has served as a director of Hines since March 2001. Mr. Morris is currently serving as a director for NN, Inc., an independent, publicly held manufacturer and supplier of high quality bearing components to both domestic and international anti-friction bearing manufacturers and other industrial customers. Mr. Morris retired in 1999 after serving as President and Chief Executive Officer of PT Components, Inc. from 1982 through 1989 and Western Industries, Inc. from 1991 through 1999.

STAN R. FALLIS                                                           Age: 65

     Mr. Fallis has served as a director of Hines since September 2001. Mr. Fallis is currently retired and previously served as the Chairman and Chief Executive Officer of EVEREN Clearing Corporation from 1994 to 1999, which provided all securities clearing and trade processing operations for its parent, EVEREN Securities, Inc. a major independently owned broker dealer firm. Mr. Fallis serves on the board of directors of Stancorp Financial Group, Inc. Mr. Fallis also served as Senior Executive Vice President and Chief Financial Officer of Kemper Securities Group from 1990 through 1994.

THOMAS R. REUSCHE                                                        Age: 51

     Mr. Reusche has served as a director of Hines and Hines Nurseries since August 1995. Mr. Reusche has served as Chairman of the Board since March 2004. Mr. Reusche served as Secretary and Treasurer of Hines from August 1995 until June 1998 and as Assistant Secretary of Hines from June 1998 to June 2000. Mr. Reusche also served as a Vice President and Assistant Secretary of Hines Nurseries from August 1995 to June 2000. Since its formation in January 1993, until his retirement in September 2003, Mr. Reusche served as a principal of Madison Dearborn Capital Partners, L.P., Hines's largest stockholder ("MDCP"), and as a Vice President or as a Managing Director of Madison Dearborn Partners, Inc., MDCP's indirect general partner ("MDP"). MDCP is a private equity investment firm. Prior to that time, Mr. Reusche was a senior investment manager at First Chicago Venture Capital, which comprised the private equity investment activities of First Chicago Corporation, the holding company parent of First National Bank of Chicago. Mr. Reusche serves on the boards of directors of Stericycle and a number of private companies.

JAMES R. TENNANT                                                         Age: 53

     Mr. Tennant has served as a director of Hines since October 1998. Mr. Tennant served as Chairman and Chief Executive Officer of Home Products International from April 1994 to December 2004. Home Products International is a manufacturer and full-service marketer of quality consumer houseware products.

PAUL R. WOOD                                                             Age: 52

     Mr. Wood has served as a director of Hines since August 1995. Mr. Wood was also Chairman of the Board and President of Hines from September 1995 until June 1998 and an Assistant Secretary of Hines from June 1998 to June 2000. Mr. Wood has served as a director of Hines Nurseries since August 1995 and as a Vice President and Assistant Secretary of Hines Nurseries from August 1995 to June 2000. Since its formation in 1993, Mr. Wood has served as a principal of MDCP and as a Vice President or as a Managing Director of MDP. Prior to that time, Mr. Wood served as Vice President of First Chicago Venture Capital. Mr. Wood serves on the board of directors of CapitalSource Inc. and a number of private companies.

WHO ARE HINES' CURRENT EXECUTIVE OFFICERS?

ROBERT A. FERGUSON                                                       Age: 48

     Mr. Ferguson, President and Chief Executive Officer of Hines, is also a director of Hines. His business biography is referenced above.

CLAUDIA M. PIEROPAN                                                      Age: 50

     Ms. Pieropan has served as Chief Financial Officer of Hines and Hines Nurseries since January 1996 and as Secretary and Treasurer of Hines and Hines Nurseries since June 1998. Previously Ms. Pieropan served as the Vice President of Finance and Administration of Sun Gro Horticulture, Inc., a growing media company, from October 1991 until December 1995. Ms. Pieropan also serves as the Company's principal accounting officer and principal financial officer. Prior to that time, Ms. Pieropan practiced with PricewaterhouseCoopers LLP in Montreal, Toronto and Vancouver, Canada from 1977 to 1991.

LINCOLN B. MOEHLE                                                        Age: 52

     Mr. Moehle has acted as Vice President of Operations for the Eastern Region since June of 2005. From 1991 to 2005, Mr. Moehle served as a Product Manager and later the General Manager of our Houston, Texas nursery. Previous to his career with Hines, Mr. Moehle has served in various positions within the nursery industry, including General Manager for Color Spot at their Phoenix, Arizona bedding plant facility. Mr. Moehle received his BA in Biological Sciences from the University of California at Santa Barbara in 1975.

EDWIN G. SUMMERS, JR.                                                    Age: 50

     Mr. Summers has served as Vice President of Operations for the Western Region since June 2005. Mr. Summers served as the Vice President and General Manager of the Company's Irvine, California nursery from 2001 to 2005, Vice President of the Nursery Division from 1996 to 2000, as General Manager of the Company's Irvine, California nursery from 1988 to 1996. Prior to that, Mr. Summers served with us in various production management positions since 1984. He has also served as a statistical analyst to the USDA from 1981 to 1984, instructor in the Department of Horticulture at the University of Maryland from 1979 to 1981 and research assistant at the USDA from 1974 to 1977. Mr. Summers received his BS from Salisbury State University in 1977, and MS in Horticulture from the University of Maryland in 1979, and Ph.D. in Horticulture from the University of Maryland in 1983.

MICHAEL J. TREBING                                                       Age: 53

Mr. Trebing has served as Vice President of Sales for Hines Horticulture since June of 2005. Previously, Mr. Trebing served as Vice President overseeing the sales and operations of three of our facilities from July 2002 to June 2005. Prior to that Mr. Trebing served with us in numerous sales management positions since 1981, including Vice President of Sales for our nursery division. Mr. Trebing has a Master's Degree in Communications from San Diego State University.


           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

     The common shares are the Company's only outstanding class of voting securities. The following table furnishes, as of April 21, 2006, certain information as to the common shares beneficially owned by each of the current directors and nominees for the office of director of the Company, by each of the individuals named in the Summary Compensation Table and by all current directors and executive officers of the Company as a group, as well as by the only persons known to the Company to beneficially own more than 5% of the outstanding common shares. Beneficial ownership of less than one percent is indicated by an asterisk (*). Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table. No effect has been given to shares reserved for issuance under outstanding stock options, except where otherwise indicated. All fractional common shares have been rounded to the nearest whole common share. The mailing address of each of the current executive officers and directors of the Company is 12621 Jeffery Road, Irvine, California, 92620.

                                                                   AMOUNT AND NATURE OF
                                                                   BENEFICIAL OWNERSHIP
                                                          ---------------------------------------
                                                                                 Common Shares
                                                                                 Which Can Be
                                                                                 Acquired upon
                                                                              Exercise of Options     Percent of
                                                            Number of Shares      Exercisable            Class
                                                              Beneficially       Within 60 Days       Outstanding
             Name of Beneficial Owner                            Owned                (1)                (2)
------------------------------------------------------    -------------------- ------------------  -----------------
Madison Dearborn Capital Partners, L.P. (3)
   Three First National Plaza, Suite 3800                          11,785,628                  --              53.4%
   Chicago, IL 60602

California State Teachers' Retirement System (4)
  7667 Folsom Avenue                                                2,520,598                  --              11.4%
  Sacramento, California 95826

Abbott Capital 1330 Investors I, LP (5)
  c/o Abbott Capital Management                                     1,314,115                  --               6.0%
  1211 Avenue of the Americas, Suite 4300
  New York, New York 10036

Boston Partners Asset Management, L.L.C. (6)
  28 State Street, 20th Floor                                       1,294,710                  --               5.9%
  Boston, MA 02109

Stan R. Fallis                                                         15,000              45,000                  *

Robert A. Ferguson                                                    193,252             200,000               1.8%

Claudia M. Pieropan                                                    65,632             100,000                  *

Lincoln B. Moehle                                                       6,428              10,000                  *

G. Ronald Morris                                                       12,000              36,000                  *

Thomas R. Reusche                                                          --                  --                  *

Edwin G. Summers, Jr.                                                     600              30,001                  *

James R. Tennant                                                        7,000              21,000                  *

Michael J. Trebing                                                      9,843              30,000                  *

Paul R. Wood (7)                                                   11,785,628                  --              53.4%

All Executive Officers and Directors
  as a Group (10 persons)                                          12,095,383             472,001              55.7%

(1) Represents the shares that can be acquired through the exercise of stock options granted pursuant to Hines' Amended and Restated 1998 Long-Term Equity Incentive Plan (the "Incentive Plan").
(2) Based on 22,072,549 shares of Common Stock outstanding as of April 21, 2006. Shares subject to options exercisable within 60 days of the April 21, 2006 are considered for the purpose of determining the percent of the class held by the holder of such options, but not for the purpose of computing the percentage held by others.
(3) Based solely on a Schedule 13D/A filed with the Securities and Exchange Commission ("SEC") on January 18, 2001. MDCP is the record holder of 10,785,628 shares. Madison Dearborn Capital Partners II, L.P. ("MDCP II") is the record holder of 1,000,000 shares. Because MDCP and MDCP II are under common control, MDCP may be deemed to be the beneficial owner of the shares held by MDCP II. The number of shares reported on the Schedule 13D/A filed with the SEC on January 18, 2001 included warrants held by MDCP to acquire 440,000 shares which expired without being exercised on December 31, 2005.
(4)  Based solely on a Schedule 13G filed with the SEC on March 2, 2006.
(5) Based solely on a Schedule 13G/A filed with the SEC on February 14, 2006. Abbott Capital 1330 Investors I, LP ("Abbott") is the record holder of 1,308,036 shares. Abbott Co-Investment I, LLC ("LLC") is the record holder of 6,079 shares. Because Abbott and LLC are affiliated entities, Abbott may be deemed to be the beneficial owner of the shares held by LLC.
(6)  Based solely on a Schedule 13G filed with the SEC on February 14, 2006.
(7) All of such shares are held by MDCP or MDCP II. Mr. Wood is a Managing Director of MDP, the ultimate general partner of MDCP and MDCP II, and therefore may be deemed to share voting and investment power over the shares owned by MDCP and MDCP II, and therefore to beneficially own such shares. Mr. Wood disclaims beneficial ownership of the shares owned by MDCP and MDCP II. The address of Mr. Wood is the address of MDCP.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     DIRECTORS' COMPENSATION. Directors who are also employees of Hines receive no separate compensation for serving as directors or as members of Board committees. Directors who are not employees of Hines receive a $20,000 annual retainer paid in quarterly installments, $1,000 for each Board meeting attended in person or $500 for each Board meeting attended telephonically. In September 2005, Mr. Reusche, the chairman of the board, requested that Hines discontinue paying the annual retainer of $50,000 which it had previously paid to the chairman of the board. As a result, Mr. Reusche received a total of $37,500 as an additional retainer during 2005 as the chairman of the board.

     Excluding employee directors, the Chairperson of each committee receives an additional annual retainer of $3,500. All non-employee directors receive $500 for each committee meeting attended in person or telephonically. All directors are reimbursed for all travel-related expenses incurred in connection with their activities as directors. Directors are eligible to receive stock option grants under the Hines Amended and Restated 1998 Long-Term Equity Incentive Plan (the "Incentive Plan"). Under the Incentive Plan, the amount of options, if any, granted to directors and the terms and provisions of any options granted to directors are at the discretion of the Compensation Committee. No options were granted to any non-employee director during 2005.

EXECUTIVE OFFICERS' COMPENSATION. The following table sets forth the aggregate cash compensation paid by Hines for services rendered during the years ended December 31, 2005, 2004 and 2003 to (1) Hines' Chief Executive Officer and (2) Ms. Pieropan, our other executive officer as of December 31, 2005 and (3) Messrs. Summers, Moehle and Trebing who the Company's Board of Directors determined in April 2006 should be deemed to be executive officers after a review of their responsibilities and authorities. Although this determination was made in April 2006, we are including Messrs. Summers, Moehle and Trebing in the table for purposes of complete and additional disclosure as if they were executive officers as of December 31, 2005. All of these persons are referred to in this Proxy Statement as the "Named Executive Officers."

                                                    SUMMARY COMPENSATION TABLE
                                        -------------------------------------------------
                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                      ANNUAL COMPENSATION                      AWARDS
                                          ---------------------------------------------  -------------------
                                                                                             SECURITIES
                                                                                             UNDERLYING            ALL OTHER
                                                               SALARY         BONUS         OPTIONS/SARS          COMPENSATION
      Name and Principal Position            YEAR               ($)          ($)(1)            (#)(2)                ($)(3)
----------------------------------------  ------------      -------------  ------------  -------------------   -------------------
Robert A. Ferguson                           2005                325,000             -                  -                  17,358
   CHIEF EXECUTIVE OFFICER                   2004                325,000       257,520            100,000                  14,365
   PRESIDENT, DIRECTOR                       2003                230,000       205,625            100,000                   7,397

Claudia M. Pieropan                          2005                218,064             -                  -                   9,997
   CHIEF FINANCIAL OFFICER                   2004                212,745       128,760                  -                   7,217
   SECRETARY AND TREASURER                   2003                195,000        87,156            100,000                   6,060

Lincoln B. Moehle                            2005                147,369        25,000                  -                   6,759
   VICE PRESIDENT, EASTERN REGION            2004     (4)              -             -                  -                       -
                                             2003     (4)              -             -                  -                       -

Edwin G. Summers, Jr.                        2005                224,433        50,000                  -                  13,828
   VICE PRESIDENT, WESTERN REGION            2004     (4)              -             -                  -                       -
                                             2003     (4)              -             -                  -                       -

Michael J. Trebing                           2005                192,536        75,000                  -                  16,831
   VICE PRESIDENT, SALES                     2004     (4)              -             -                  -                       -
                                             2003     (4)              -             -                  -                       -

------------------
(1) Represents annual incentive compensation payments made under the Company's compensation plans paid during the calendar year indicated.

(2)  Represents options granted pursuant to the Company's Incentive Plan.

(3) For the 2005 fiscal year, the amounts disclosed in this column include the dollar value of premiums paid by Hines with respect to health insurance for Messrs. Ferguson, Moehle, Summers and Trebing and for Ms. Pieropan in the amounts of $7,610, $6,494, $8,804, $9,636 and $6,645, respectively. The remaining amounts disclosed in this column represent contributions for a Company provided automobile and life insurance premiums.

(4)  Individual was not an executive officer during this year.

STOCK OPTION GRANTS DURING 2005

     No stock options were granted to any Named Executive Officer during 2005.

     The following table shows the stock option exercises and the value of unexercised stock options held by the Named Executive Officer at the end of 2005.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                          OPTIONS/SARS AT            OPTIONS/SARS AT
                                                                          FISCAL YEAR-END            FISCAL YEAR-END
                            SHARES ACQUIRED ON    VALUE REALIZED           EXERCISABLE/                EXERCISABLE/
           NAME                EXERCISE (#)             ($)            UNEXERCISABLE (#) (1)       UNEXERCISABLE ($)(1)
-------------------------   ------------------   ----------------    -----------------------     ----------------------
Robert A. Ferguson                   -                  -                    200,000/0                     0/0
Claudia M. Pieropan                  -                  -                    100,000/0                     0/0
Lincoln B. Moehle                    -                  -                    10,000/0                      0/0
Edwin G. Summers, Jr.                -                  -                    30,001/0                      0/0
Michael J. Trebing                   -                  -                    30,000/0                      0/0

---------------
(1) The closing price of the Common Stock on December 31, 2005 was $3.60 and the exercise price of the options was $5.50 per share.


     SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The Company currently maintains the Incentive Plan under which Common Stock is authorized for issuance to employees and directors upon the exercise of options. The Company's stockholders have approved this plan. As of December 31, 2005, the Company did not have outstanding any options, warrants or rights under any other equity compensation plan. The following table provides aggregate information regarding the shares of Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2005.

                                            EQUITY COMPENSATION PLAN INFORMATION

                                                                                             NUMBER OF SECURITIES
                                                                                            EMAINING AVAILABLE FOR
                                          NUMBER OF SECURITIES         WEIGHTED-AVERAGE    RFUTURE ISSUANCE UNDER
                                           TO BE ISSUED UPON           EXERCISE PRICE OF     EQUITY COMPENSATION
                                              EXERCISE OF                OUTSTANDING                PLANS
                                          OUTSTANDING OPTIONS            OPTIONS AND        (EXCLUDING SECURITIES
                                              AND RIGHTS                   RIGHTS          REFLECTED IN COLUMN(A))
             PLAN CATEGORY                        (A)                        (B)                     (C)
---------------------------------------- -----------------------      -------------------  -------------------------
Equity compensation plans approved by              869,110  (1)              $ 6.22               2,720,100  (2)
 security holders
Equity compensation plans not approved                  --                       --                     --
 by security holders
   Total                                           869,110                                        2,720,100
---------------------------------------- -----------------------      -------------------  -------------------------

-----------
(1) Represents shares of Common Stock that may be issued pursuant to outstanding options granted under the Incentive Plan.

(2) Represents shares of Common Stock that may be issued pursuant to options available for future grant under the Incentive Plan.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee is currently comprised of Messrs. Morris, Fallis, Reusche and Tennant, all of whom are directors of Hines. Mr. Reusche has served as Secretary and Treasurer of Hines and as the Assistant Secretary of Hines. Mr. Reusche has also served as a Vice President and Assistant Secretary of Hines Nurseries. Mr. Morris serves as the Chairman of the Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     THIS COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     The following report has been submitted by the Compensation Committee of the Board:

     The Compensation Committee met three times during 2005. The Compensation Committee is currently comprised of Messrs. Morris, Fallis, Reusche and Tennant.

     The Compensation Committee is generally responsible for reviewing the recommendations of Hines' Chief Executive Officer with respect to compensation levels of all other executive officers of Hines and for adopting and changing compensation policies and practices of Hines and reporting its recommendations to the full Board. In addition, the Compensation Committee is responsible for the administration of Hines' Incentive Plan. In reviewing Hines' compensation programs, the Compensation Committee intends to adhere to a compensation philosophy that (1) seeks to attract and retain qualified executives who will add to the long-term success of Hines, (2) relates to the achievement of operational and strategic objectives, and (3) compensates individuals commensurate with each executive's performance, level of responsibility and overall contribution to the success of Hines. In making its recommendations to the full Board concerning adjustments to compensation levels, the Compensation Committee intends to consider the financial condition and operational performance of Hines during the prior year. The Compensation Committee expects Hines' executive compensation program to consist of three principal components:
(1) base salary, (2) annual bonus and (3) long-term equity incentives.

     BASE SALARY. Based on Mr. Ferguson's recommendations, the Compensation Committee approved executive officer salaries for 2005 by considering individual performance, level of responsibility, experience, and competitive market conditions. The base salaries of individual executives can and do vary based on a number of factors, including such executive's experience level and scope of responsibility, performance level, future potential and overall contribution. The employment agreements with Mr. Ferguson, Mr. Summers and Ms. Pieropan provide that their respective annual salaries shall be their current salary rates or such other greater amount as may be determined by the board of directors from time to time.

     ANNUAL BONUS. Each of Hines' executive officers participate in the Company's Leadership Incentive Plan (the "Hines Bonus Plan"), which enables them to be eligible to earn an annual cash bonus based upon meeting certain performance metrics. The performance metrics were operating cash flows (defined as earnings before interest, taxes, depreciation and amortization and adjusted for maintenance capital expenditures and changes in inventory), net sales and return on sales. Bonuses under this plan are designed to be a significant portion of executive officer compensation.

     The Compensation Committee reviewed the performance objectives and corresponding results for 2005 and determined that the targets had not been met. No payments were made for 2005 under the Hines Bonus Plan.

     COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. In March 2005, based on the recommendation of the Compensation Committee, the Board approved that Mr. Ferguson's 2005 annual base salary be $325,000 and that he be eligible for an annual bonus according to the 2005 Leadership Incentive Program, which is based on factors tied to Hines' annual performance.

     LONG-TERM EQUITY INCENTIVES. Mr. Ferguson and Ms. Pieropan participated in the recapitalization of Hines by MDCP and Hines' management in 1995 and maintained a continuing equity interest in Hines following the recapitalization. See "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers."

     Under the Incentive Plan, the Board and the Compensation Committee have broad authority to award equity-based compensation arrangements to any eligible employee, director, consultant, or advisor of Hines. An aggregate of approximately 3.6 million shares of Common Stock are reserved for issuance upon the exercise of awards granted to eligible participants under the Incentive Plan. Since the ultimate value of stock options bears a direct relationship to the market price of the Common Stock, the Committee believes that awards under the Incentive Plan can be an effective incentive for Hines' management to create value for Hines' stockholders. During 2005, no awards were granted to any executive officer under the Incentive Plan.

     All members of the Compensation Committee have approved the foregoing report.
                                                     G. Ronald Morris
                                                     Stan R. Fallis
                                                     Thomas R. Reusche
                                                     James R. Tennant

STOCK PERFORMANCE GRAPH

     THE STOCK PERFORMANCE GRAPH BELOW SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND IT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     Set forth below is a line graph comparing the total cumulative return of the Company's Common Stock to (a) the Nasdaq Stock Market (U.S.) Index, a broad equity market index, and (b) the Russell 2000 Index, an index that measures the performance of stocks with small to medium-small market capitalization; each for the period from December 31, 2000 to December 31, 2005. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Common Stock.

     The Company has chosen the Russell 2000 Index as an index of issuers with similar market capitalization because the Company does not believe it can reasonably identify a peer group or applicable published industry or line-of-business index. The Company is not aware of any other publicly held companies that engage in the Company's line of business - the production and distribution of horticultural products on a national scale. Most of the Company's competitors are regional, privately-held companies. The Company, therefore, concluded that there was not a sufficient body of reliable market data for the Company to use as a comparison peer group. Because of the foregoing factors, the Company elected to compare the performance of its stock to the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index. The Company has used these indices in this comparison since 1999.

     The graph assumes $100 was invested on December 31, 2000 in stock of the Company, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 and assumes dividends are reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
     AMONG HINES HORTICULTURE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                           AND THE RUSSELL 2000 INDEX




                              [GRAPH APPEARS HERE]




          * $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ended December 31.


Value of $100 invested on 12/00 at year-end
                                               12/00        12/01         12/02         12/03        12/04         12/05
                                             ----------    ---------    ----------     ---------    ---------     --------
HINES HORTICULTURE, INC.                        100.00       134.55        105.45        160.00       125.09       130.91
NASDAQ STOCK MARKET (U.S.)                      100.00        79.08         55.95         83.55        90.64        92.73
RUSSELL 2000                                    100.00       102.49         81.49        120.00       142.00       148.46

EMPLOYMENT AGREEMENTS

     Hines and each of Messrs. Ferguson and Summers and Ms. Pieropan are parties to employment/severance agreements (the "Employment Agreements"). The Employment Agreements provide that the executives shall devote full time attention, skill and ability to discharge the duties assigned to them, and to use their best efforts to promote and protect the interests of Hines. The Employment Agreements are terminable by each of the respective parties thereto at any time, for any reason and with or without cause, upon thirty days' advance written notice. The Employment Agreements provide, among other things, for an annual base salary (which may be increased by the Board of Directors), an annual cash bonus in an amount determined by the Board of Directors, participation in any senior management equity incentive plan which Hines adopts and certain other benefits. An executive shall have the option under the Employment Agreement to consider his or her employment terminated other than for cause in the event that (i) he or she is required to accept a diminution in base salary or material diminution of other benefits described herein, or an assignment of employment duties which are not commensurate with his or her office described in the Employment Agreements and (ii) he or she has notified Hines in writing of his or her intention to terminate his or her employment on account of such diminution or assignment and Hines has failed to cure the situation within 15 days of receipt of such notice. If any such executive's employment is terminated for any reason, other than for cause, death or the executive's voluntary "at-will" termination, the executive will receive an amount equal to two times their annual base salary, plus a pro rata share of their bonus for the fiscal year in which such termination occurs.

ABOUT THE BOARD AND ITS COMMITTEES

     MEETINGS OF THE BOARD AND ITS COMMITTEES. The Board met six times and held two conference calls during the 2005 fiscal year. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominations and Corporate Governance Committee. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees on which they served.

     We are a "controlled company" as defined in the rules of the NASDAQ Stock Market because more than 50% of our voting stock is held by MDCP. Please see "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" above. Therefore, we are not subject to the rules of the NASDAQ Stock Market that would otherwise require us to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee composed solely of independent directors; (iv) the compensation of our executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

     THE AUDIT COMMITTEE. The Audit Committee, which operates under a written charter adopted by the Board of Directors, makes recommendations to the Board regarding the selection, retention and termination of Hines' independent registered public accounting firm and reviews the annual financial statements of Hines and Hines' internal controls. The Audit Committee is currently comprised of three directors who the Board has determined are independent directors as defined under the rules of the NASDAQ Stock Market. These are Messrs. Fallis, Morris and Tennant. The Board has also determined that Mr. Fallis is an "Audit Committee Financial Expert" as defined under the rules of the Securities and Exchange Commission. The Audit Committee met two times and held three conference calls during 2005.

     THE COMPENSATION COMMITTEE. The Compensation Committee recommends action to the Board of Directors regarding the salaries and incentive compensation of elected officers of Hines and administers the Hines' bonus plans and the Incentive Plan. The Compensation Committee is currently comprised of Messrs. Morris, Fallis, Reusche and Tennant and met three times during 2005.

     THE NOMINATIONS AND CORPORATE GOVERNANCE COMMITTEE. The Nominations and Corporate Governance Committee met one time during the 2005 fiscal year. The Nominations and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, recommends policies on the composition of the Board of Directors and nominees for membership on the Board of Directors and Board committees. The Nominations and Corporate Governance Committee charter has been posted and is available for public viewing in the Governance Info section of the Company's website at www.hineshorticulture.com. Information on the Company's website, however, does not form a part of this Proxy Statement.

     The Nominations and Corporate Governance Committee is currently composed of three directors, Messrs. Tennant, Fallis and Morris, who are independent directors as defined under the rules of the NASDAQ Stock Market. The Nominations and Corporate Governance Committee is also comprised of one director, Mr. Wood, who is not an independent director as defined under the rules of the NASDAQ Stock Market.

     Historically, there have not been many vacancies on the Board, and the Board has conducted its own search for available, qualified nominees and has made nominations following informal discussions among the Board members. Furthermore, in the past the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board's contacts are not sufficient to identify an appropriate candidate.

     The Nominations and Corporate Governance Committee has not established a formal procedure for shareholders to recommend nominees to the Board of Directors for consideration at the Annual Meeting. The Company has not received director candidate recommendations from its stockholders in the past and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

     The Nominations and Corporate Governance Committee has not yet adopted a policy with respect to minimum qualifications for board members. However, as mandated by its charter, the Nominations and Corporate Governance Committee will develop and recommend to the Board specific guidelines for membership to the Board.

     STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS. The Company maintains contact information, both address and email, on its website under the heading "Contact Information." By following the Contact Information link, a stockholder will be given access to the Company's mailing address and a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication.

     BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS. The Company generally encourages that all directors attend the Annual Meeting. However, the Company does not have a formal policy regarding attendance because it does not think it is necessary to do so. All directors with the exception of Mr. Reusche attended the annual meeting held in 2005.

AUDIT COMMITTEE REPORT

     THE AUDIT COMMITTEE REPORT THAT FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILINGS MADE BY HINES UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT THAT HINES INCORPORATES SUCH REPORT BY SPECIFIC REFERENCE.

     The Audit Committee operates under a charter approved by the Company's board of directors. The charter for the Audit Committee sets out, among other things, the range of the committee's authority, the scope of the committee's activities and the committee's duties and responsibilities. The charter specifies, among other things, the purpose and membership requirements of the Audit Committee as well as the relationship of the Audit Committee to the Company's independent registered accountants.

     The Audit Committee of the Board of Directors has:

     -Reviewed and discussed with management the Company's audited financial statements as of and for fiscal year ended December 31, 2005;

     -Discussed with PricewaterhouseCoopers LLP, Hines' independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

     -Received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP its independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Hines' Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                                                        Audit Committee

                                                        Stan R. Fallis
                                                        G. Ronald Morris
                                                        James R. Tennant


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

     AUDIT FEES. Aggregate fees billed for fiscal 2005 and 2004 for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the annual audit of the Company's financial statements and the review of the Company's quarterly financial statements were $356,020 and $285,000, respectively. In addition, audit fees of $31,160 for consultations on accounting and financial reporting standards were incurred for fiscal 2005.

     AUDIT RELATED FEES. The aggregate fees for services rendered by PwC for audit related services for our 2005 and 2004 fiscal years were $22,300 and $0, respectively. Audit related fees for fiscal 2005 principally include advisory work in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

     TAX FEES. The aggregate fees billed for tax services for our 2005 and 2004 fiscal years were $4,300 and $0, respectively. The tax services rendered by PwC primarily consisted of tax compliance and advisory services.

     ALL OTHER FEES.  None.

     The Audit Committee pre-approved all services described above for fiscal 2005, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of PwC. The Company's Audit Committee requires that each service provided by PwC be pre-approved by the committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     MDCP, the Company's principal shareholder, provided a guarantee for the extension of the Company's old $30.0 million seasonal revolving loan commitment under its old amended senior credit facility with a third party lender. On November 28, 2000, in exchange for MDCP's original guaranty of the Company's seasonal revolver, the Company issued a warrant to MDCP to purchase 440,000 shares of Common Stock at an exercise price of $3.50 per share. The warrant expired unexercised on December 31, 2005. As a result of the refinancing completed in September 2003, there is no longer a guaranty of the $30.0 million seasonal revolving loan by MDCP.

     In 1995 the Company sold 290 acres of its Forest Grove, Oregon nursery facility property to Blooming Farm, Inc., a corporation owned by Madison Dearborn Capital Partners and by Mr. Ferguson, the Company's Chief Executive Officer and President, Ms. Pieropan, the Company's Chief Financial Officer, Secretary and Treasurer, Stephen Thigpen, the Company's former Chief Executive Officer, and other members of the Company's current and former management. As payment in full for the 290 acres, Blooming Farm issued an interest-only promissory note to the Company in the amount of $826,865 secured by a deed of trust on the land. In 1996 the Company sold an additional 53 acres to Blooming Farm. As payment in full for the 53 acres, Blooming Farm issued an interest-only promissory note to the Company in the amount of $151,050 secured by a deed of trust on the 53 acres. The maturity date of each of these promissory notes is May 31, 2008.

     The land was sold to Blooming Farm to avoid exceeding a limit on the amount of land the Company is able to receive federal reclamation water for under applicable federal reclamation water law. Blooming Farm is obligated to make interest payments of $67,476 per year on the principal balances of the notes.

     The Company leases all such 343 acres from Blooming Farm pursuant to a lease which expires on May 31, 2008 and under which the Company is obligated to make annual lease payments of $68,600. Pursuant to such lease, the Company has an option to purchase the land and rights of first refusal.

     The Company is a party to a registration rights agreement whereby Madison Dearborn Capital Partners has the right, subject to certain restrictions, to cause the Company to register shares of the Company's common stock for sale under the Securities Act. Pursuant to the agreement, the Company is required to pay the registration expenses associated with such registrations.

     Pursuant to a stockholders agreement, the Company has the option to repurchase shares of its common stock owned by Mr. Ferguson and Ms. Pieropan in the event of termination for fraud and Madison Dearborn Capital Partners, Mr. Ferguson, Ms. Pieropan and certain of the Company's former executives have the right to participate in certain registrations of securities by the Company.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our executive officers, directors and owners of more than 10 percent of our securities are required under Section 16(a) of the Exchange Act, to file reports of ownership and changes in ownership with the SEC. Pursuant to regulations adopted under the Sarbanes-Oxley Act of 2002, most transactions are now reportable within two days of the transaction and are required to be filed electronically with the SEC through its EDGAR system. To facilitate compliance, we assist with the preparation and filing of these reports on behalf of our executive officers and directors. Hines is required to disclose in this Proxy Statement any late filings or failures to file.

     Based upon a review of the filings made by our executive officers and directors furnished to the Company pursuant to the Exchange Act during 2005 and written representations that no other reports were required during 2005, as well as our Company records, all reports were timely filed.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1:   ELECTION OF DIRECTORS

     The Board has nominated the following six persons for election to the Board at the Annual Meeting:

                  Stan R. Fallis                   Thomas R. Reusche
                  Robert A. Ferguson               James R. Tennant
                  G. Ronald Morris                 Paul R. Wood

     Directors who are elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees have each indicated that they are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the current Board may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person selected. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

     Directors will be elected by a plurality of the shares present and voting at the meeting. In other words, the six nominees receiving the largest number of votes will be elected to the Board.


         --------------------------------------------------------------
                      YOUR BOARD OF DIRECTORS RECOMMENDS A
                 VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS
         --------------------------------------------------------------


PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
            ACCOUNTING FIRM

     The Board recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants to audit Hines' consolidated financial statements for the fiscal year ending December 31, 2006. PricewaterhouseCoopers LLP has audited the consolidated financial statements of Hines each year since 1996. Representatives of PricewaterhouseCoopers LLP will be present at the meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The selection of PricewaterhouseCoopers LLP is being submitted to the stockholders for ratification as a matter of good corporate process. If the stockholders fail to ratify the selection, Hines' Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of other independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of Hines and its stockholders.

     Approval of the proposal to ratify the appointment of PricewaterhouseCoopers, LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

     ----------------------------------------------------------------------
           YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
             OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE
               COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
     ----------------------------------------------------------------------


OTHER MATTERS

     It is not presently expected that any matters other than those discussed herein will be brought before the Annual Meeting. If, however, other matters do come to Hines' attention, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with the recommendation of Hines' management.

                     INFORMATION ABOUT ADDITIONAL MATERIALS

     You may obtain, without charge, a copy of the Company's annual report on Form 10-K for the 2005 fiscal year, including the financial statements, and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to Hines at the address of Hines set forth on the first page of this Proxy Statement, attention:
Shareholder Services.


                       SUBMISSION OF STOCKHOLDER PROPOSALS
              AND DIRECTOR NOMINATIONS FOR THE 2007 ANNUAL MEETING

NOMINATIONS FOR DIRECTORS FOR THE 2007 ANNUAL MEETING

     The Amended and Restated Bylaws of Hines (the "Bylaws") set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Under the terms of the Nomination Bylaw, to be timely for an annual meeting, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of Hines not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be received by us not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The presiding officer of the annual meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he will so declare to the Meeting and the defective nomination will be disregarded.

     Therefore, in order to be timely for the 2007 annual meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not earlier than March 6, 2007 and not later than April 2, 2007. To be effective, the written notice must include (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (A) the name and address, as they appear on Hines' books, of such stockholder and (B) the class and number of shares of Hines which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of Hines which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of Hines that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

     If you want us to consider including a proposal in the Hines' proxy materials relating to the annual meeting of stockholders to be held in the year 2007, you must submit such proposal to Hines no later than January 2, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. You should direct any such stockholder proposals to the attention of the Secretary of Hines at our address set forth on the first page of this Proxy Statement.

     With respect to any proposal that one of our stockholders presents at the annual meeting of stockholders to be held in the year 2007 that is not submitted for inclusion in Hines' proxy materials, to be timely, our Bylaws provide that a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than sixty days nor more than ninety days prior to the first anniversary of the prior year's annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty days before or after such anniversary date, then for the notice by the stockholder to be timely it must be received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Therefore, in order to be timely for the 2007 annual meeting, a stockholders' proposal that is not submitted for inclusion in Hines' proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than March 2, 2007 and not later than April 2, 2007. With respect to any proposal that a stockholder of Hines presents at the annual meeting of stockholders to be held in the year 2007 that is not submitted for inclusion in Hines' proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal unless (a) we are notified of such proposal no later than March 16, 2007, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

     To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Hines' books, of the stockholder proposing such business, (c) the class and number of shares of Hines which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            HINES HORTICULTURE, INC.

                                  June 1, 2006


                      VOTE BY INTERNET - www.proxyvote.com Use the Internet to transimt your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                      ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Hines Horticulture, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

                      VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Easter Time the day before the cut-off or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                  VOTE BY MAIL
                      Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hines Horticulture, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


--------------------------------------------------------------------------------
HINES HORTICULTURE, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

Vote on Directors
1. Election of six (6) directors                      For   Withhold   For All
                                                      All     All      Except
  NOMINEES
  (01) Stan R. Fallis                                 [ ]     [ ]       [ ]
  (02) Robert A. Ferguson
  (03) G. Ronald Morris                   INSTRUCTION: To withhold authority
  (04) Thomas R. Reusche                  to vote for any individual nominee(s),
  (05) James R. Tennant                   mark "FOR ALL EXCEPT" and write the
  (06) Paul R. Wood                       nominee's name on the line below.

                                          --------------------------------------

Vote on Proposal                                      For    Against   Abstain

2. To ratify the appointment of                       [ ]      [ ]       [ ]
   PricewaterhouseCoopers LLP as independent registered public accountants for the 2006 fiscal year.

3. Upon any and all other business that may properly come before the Annual Meeting.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please date, sign and mail your proxy card in the envelope provided as soon as Possible.

For address changes and/or comments, please check this box and write         [ ]
them on the back where indicated.
                                                                       Yes   No
Please indicate if you plan to attend this meeting.                    [ ]   [ ]

HOUSEHOLDING ELECTION - Please indicate if you consent to
receive certain future investor communications in a single
package per household.                                                 [ ]   [ ]

-------------------------     -----   ------------------------------    -------
Signature [PLEASE SIGN        Date    Signature (Joint Owners)          Date
WITHIN BOX]

PROXY                   ANNUAL MEETING OF STOCKHOLDERS OF                  PROXY
                            HINES HORTICULTURE, INC.
                                  June 1, 2006
                 (Solicited on behalf of the Board of Directors)

     The undersigned holder of common stock of Hines Horticulture, Inc., hereby constitutes and appoints Robert A. Ferguson and Claudia M. Pieropan, and each of them, with full power of substitution, proxies for and in the name, please and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual meeting of Stockholders of Hines Horticulture, Inc., to be held at The Palmer House Hilton, 17 East Monroe Street, Chicago, IL, 60603, Thursday, June 1, 2006 at 1:00 p.m. local time, and at any adjournments or postponements thereof.

     The undersigned hereby acknowledges receipt of the notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

     Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR proposal 2 and in the discretion of the designated individuals on any and all business that may properly come before the meeting and any adjustments thereof.

Address Changes/Comments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE